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Exhibit 10.5 (a)

NUMERO SESENTA Y UNO. (61).- En la ciudad de Guatemala, el diecinueve de diciembre del ano dos mil, Ante mi: GUILLERMO ANDRES CASTILLO RUIZ, Notario, comparece por una parte el senor JUAN ANTONIO MIRO LLORT, de cuarenta y seis anos de edad, casado, banquero, salvadoreno, de este domicilio, quien interviene en su calidad de Vice-Presidente y Mandatario General con Representacion de CITIBANK, N.A., calidades que acredita con los siguientes documentos, respectivamente: I) primer testimonio de la escritura publica numero noventa y tres (93), autorizada en esta ciudad el nueve de diciembre de mil novecientos noventa y ocho por el Notario Fernando Quezada Toruno, que contiene Acta de Protocolizacion de Acta Notarial autorizada por la Notaria Karin Johanna Herman Zachrisson el nueve de julio de mil novecientos noventa y ocho en la ciudad de Nueva York, Estado de Nueva York, Estados Unidos de America, y que contiene su nombramiento como Vice-Presidente. El documento quedo debidamente inscrito en el Registro Mercantil General de la Republica al numero ciento cincuenta mil doscientos veintinueve (150,229) folio trescientos noventa y ocho (398) del libro setenta y cinco (75) de Auxiliares de Comercio con fecha veintiuno de diciembre de mil novecientos noventa y ocho; y, II) primer testimonio de la escritura publica numero cuarenta y nueve (49) autorizada en esta ciudad por la Notaria Annabella Bruni de Bermudez, el dia cuatro de septiembre de mil novecientos noventa y seis, la cual contiene Protocolizacion del Mandato General con Representacion otorgado por CITIBANK, N.A. a favor del senor Juan Antonio Miro Llort, documento que quedo inscrito en la Direccion del Archivo General de Protocolos al numero cuatrocientos dieciseis mil ochocientos treinta y siete (416,837), el dia diecisiete de septiembre de mil novecientos noventa y seis; el mismo documento quedo inscrito en el Registro Mercantil General de la Republica, al numero veintiun mil quinientos diecisiete (21,517), folio trescientos veinticuatro (324) del libro quince (15) de Mandatos, con fecha diecinueve de septiembre de mil novecientos noventa y seis. Por la otra parte, comparece el senor MICHAEL EDWARD ASCOLI GIRON, quien dice ser de cuarenta y siete anos de edad, casado, guatemalteco, ejecutivo, de este domicilio, quien se identifica con cedula de vecindad numero de orden A guion uno y de registro quinientos catorce mil novecientos ochenta y

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cinco (A-1 514,985), extendida por el Alcalde Municipal de Guatemala, quien actua en sus calidades de: a) GERENTE GENERAL y como tal en representacion de la entidad PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, lo cual acredita con acta notarial de su nombramiento autorizada en esta ciudad el veinticinco de septiembre de mil novecientos noventa y ocho por la Notario Beatriz Beltranena Wer, la cual esta debidamente inscrita en el Registro Mercantil General de la Republica al numero ciento cuarenta y cuatro mil cuatrocientos dos (144,402), folio ciento veintiuno (121) del libro setenta y cinco (75) de Auxiliares de Comercio. Asimismo, manifiesta que esta debidamente facultado para el otorgamiento del presente contrato, lo cual acredita con Acta Notarial autorizada en esta ciudad el quince de diciembre del ano dos mil, por la Notario Liliana Yolanda Sanchez Mack, la cual transcribe la autorizacion del Consejo de Administracion de PRICESMART (GUATEMALA), SOCIEDAD ANONIMA; y b) MANDATARIO GENERAL con Representacion de la entidad GRUPO SOLID, S.A. (constituida con iniciales), calidad que acredita con el primer testimonio de la escritura publica numero trece (13), autorizada en la ciudad de Guatemala el catorce de febrero de mil novecientos noventa y cuatro por el Notario Mario Rodolfo Virula Boy, que Protocoliza el Acta Notarial de fecha veintiuno de enero de mil novecientos noventa y cuatro, autorizada en la ciudad de Panama, Capital de la Republica de Panama, por la Notario Publico Decimo, Noemi Moreno Alba, la cual contiene Mandato General con Representacion otorgado por GRUPO SOLID, S.A. (constituida con iniciales), a favor del senor Michael Edward Ascoli Giron, documento que quedo inscrito en la Direccion del Archivo General de Protocolos al numero cuatrocientos treinta y ocho mil setecientos quince (438,715), el dia veintiseis de febrero de mil novecientos noventa y siete; el mismo documento quedo inscrito en el Registro Mercantil General de la Republica, al numero numero veintidos mil trescientos cuatro (22,304) folio cuatrocientos quince
(415) del libro quince (15) de Mandatos, con fecha diez de marzo de mil novecientos noventa y siete. DOY FE: de conocer con anterioridad al primer compareciente, no asi al segundo quien se identifica la cedula de vecindad arriba identificada, que las representaciones que se ejercen son suficientes de conformidad con la ley y a mi juicio para el otorgamiento del presente contrato; que de acuerdo con declaracion que hacen los senores Juan Antonio Miro Llort y Michael Edward Ascoli Giron, dichas representaciones estan

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vigentes y sus nombramientos y mandatos no han sufrido restriccion ni modificacion que les impida o condicione el otorgamiento de esta escritura; que tengo a la vista los documentos que las acreditan; y que asegurandome todos encontrarse en el libre ejercicio de sus derechos civiles, me manifiestan que por el presente acto otorgan el CONTRATO DE CREDITO Y CONSTITUCION GARANTIA PRENDARIA SOBRE EMPRESA MERCANTIL conforme las clausulas siguientes: PRIMERA:
ANTECEDENTES. Declaran los senores Juan Antonio Miro Llort y Michael Edward Ascoli Giron que CITIBANK, N.A. a traves de su FACILIDAD BANCARIA INTERNACIONAL ("INTERNATIONAL BANKING FACILITY" o "IBF") que constituye un juego de libros de contabilidad utilizados por Citibank, N.A. de conformidad con la Regulacion D emitida por la Junta de Gobernadores del Sistema de la Reserva Federal de los Estados Unidos de America, entidad que en lo sucesivo de la presente escritura tambien se podra denominar "EL BANCO", otorga un credito a PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, entidad que en esta escritura tambien podra ser identificada como LA DEUDORA, por la cantidad de UN MILLON QUINIENTOS MIL DOLARES DE LOS ESTADOS UNIDOS DE AMERICA ($1,500,000.00), que sera desembolsada y entregada a la Deudora al dia siguiente de la fecha en que se presente al Banco el testimonio de esta escritura en que conste la razon de inscripcion de las garantias prendarias puesta por el Registrador Mercantil General de la Republica en la forma indicada mas adelante, asi como certificacion de ese mismo Registro de las Empresas Mercantiles pignoradas y que las prendas a que se refiere este instrumento ocupan el primer lugar. La fecha de presentacion conjunta de esos documentos sera la que conste en el sello de recepcion del Banco. SEGUNDA: ESTIPULACIONES DEL CREDITO. El credito referido en la clausula precedente se sujeta entre otras, a las siguientes estipulaciones: a) Destino:
La deudora destinara el credito a refinanciar deudas con los accionistas. b)
Plazo: El plazo del credito es de UN (1) ANO contado a partir del dia de hoy, por lo que vencera el dieciocho de diciembre del ano dos mil uno. Si dicho dia fuere inhabil, el plazo concluira el dia bancario habil inmediato anterior. c) Forma de Pago: La Deudora pagara el credito de la siguiente forma: TRES (3) PAGOS TRIMESTRALES Y CONSECUTIVOS DE CIENTO DOCE MIL QUINIENTOS DOLARES DE LOS ESTADOS UNIDOS DE AMERICA ($112,500.00) CADA UNO, EN LOS MESES DE

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MARZO, JUNIO, Y SEPTIEMBRE TODOS DEL ANO DOS MIL UNO; Y EL SALDO AL VENCIMIENTO
DE LA PRESENTE OBLICACION. Tales montos no incluyen los intereses correspondientes al periodo de tiempo transcurrido, y los pagos deberan efectuarse el ultimo dia habil del mes en que corresponda hacer el pago de capital, de conformidad con lo establecido en esta clausula. Durante el plazo del presente contrato, no le es permitido a la Deudora efectuar pagos anticipados de capital durante los Periodos de Interes (como se define mas adelante), pactados. Si a pesar de esta prohibicion, la deudora manifiesta su deseo de realizar pago anticipado de capital, queda obligada a pagar un recargo que el banco le imponga por dicho pago anticipado. d) INTERESES : Sobre la cantidad adeudada o sus saldos se pagara intereses a razon de una tasa igual a la tasa ofrecida para depositos igual o lo mas cercano a NOVENTA (90) DIAS calendario, en Dolares de los Estados Unidos de America en el Mercado Interbancario de Londres, Inglaterra, (TASA LIBO), a las once horas de la manana, hora de Londres, el segundo dia habil anterior al inicio del periodo de intereses al cual se aplicara la tasa, incrementado en TRES PUNTO SETENTA Y CINCO puntos porcentuales (3.75%), segun aparece en la pagina tres mil setecientos cincuenta (3750) de Telerate. Si la Tasa Libo no puede ser determinada de acuerdo con lo arriba previsto, Tasa Libo significara una tasa anual igual a la tasa indicada en la pagina "LIBOR" de la Pantalla Reuters (o cualquier otra pagina que sustituya la mencionada pagina de tiempo en tiempo) a partir de las once horas antes del meridiano (11:00 A.M). (hora de Londres) el segundo dia habil anterior al inicio del periodo de intereses al cual se aplicara la tasa, para depositos en Dolares de los Estados Unidos igual o mas cercano a la duracion de dicho periodo de interes. En el caso de que una o mas tasas de interes aparezcan en la pagina tres mil setecientos cincuenta (3750) o "LIBOR", como sea el caso, la Tasa Libo sera el promedio (redondeado al multiplo entero superior mas cercano al 1/16 del 1% anual, si dicho promedio no es un multiplo) de dichas tasas ofertadas. Para efectos de esta clausula, `Periodo de interes' significara el periodo que comienza el diecinueve de diciembre del ano dos mil y termina tres meses despues, es decir el diecinueve de marzo del ano dos mil uno, y asi sucesivamente, y que termina cada periodo sucesivo de tres meses, comenzando en la fecha de vencimiento del periodo de interes inmediato anterior. Los intereses seran pagaderos en forma MENSUAL el ultimo dia habil de cada uno de los meses indicados. La variacion en la

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tasa de interes para cada periodo de intereses surtira efectos automaticamente sin necesidad de ningun requisito formal, aunque, para efectos puramente informativos, se le debera enviar a la deudora una comunicacion escrita a la direccion que senala en este documento. Los intereses seran calculados sobre la base de un ano de trescientos sesenta (360) dias y cobrados por los dias efectivamente transcurridos en el periodo en el que tales intereses son pagaderos. e) Intereses Moratorios: En caso que la parte deudora incurra en mora en cualesquiera de las obligaciones que le corresponden por virtud del credito, pagara sobre los saldos deudores, intereses moratorios a razon de una tasa de interes igual a la tasa LIBO definida en el inciso anterior, vigente en la fecha efectiva de pago, incrementada en SIETE PUNTO CINCUENTA puntos porcentuales (7.50%), que se calculara a partir del primer dia en que se haya incurrido en mora hasta el dia en que el Banco reciba a su entera satisfaccion las cantidades adeudadas, y sin perjuicio del derecho de este a dar por vencido anticipadamente el plazo del contrato y demandar judicialmente el pago de la obligacion. f) Disposiciones comunes a la forma de pago. El capital e intereses se pagaran en Dolares de los Estados Unidos de America por tratarse de una obligacion de pago desde Guatemala hacia el extranjero, sin necesidad de cobro o requerimiento alguno en la cuenta del Banco que este indique a la Deudora, en sus oficinas ubicadas en la Ciudad de Nueva York, Estado de Nueva York, Estados Unidos de America, que la Deudora ya conoce, o en las oficinas de la sucursal en Guatemala en el dia que corresponda hacer el pago conforme al credito. Los pagos de capital e intereses en todos los casos, se realizaran en o antes de las doce horas, hora de la ciudad de Nueva York, Estado de Nueva York de los Estados Unidos de America. En el evento que una fecha de vencimiento fuere un dia bancario inhabil, la obligacion debera cumplirse el primer dia habil bancario anterior y los intereses se calcularan y pagaran hasta tal fecha. Por dia inhabil bancario se entiende un dia en que los bancos deben dejar de atender al publico en el Estado de Nueva York, Estados Unidos de America y en la Ciudad de Guatemala, Republica de Guatemala. Todo pago que deba hacerse de conformidad con el credito se hara libre de toda y cualquier retencion o deduccion de tributos, comisiones de cambio, cargos, gastos o cualquier concepto, presentes o futuros, que impliquen una disminucion de la cantidad que el Banco debe recibir de conformidad con dicho credito. En consecuencia, la deudora pagara a quien corresponda todas las obligaciones frente a

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terceros que afecten o incidan, actualmente o en el futuro, en las cantidades adeudadas al Banco de acuerdo con el presente contrato de credito. En el eventual caso que por disposicion de la ley estuviere prohibido a la deudora hacer los pagos adeudados al Banco sin efectuar deducciones o retenciones o pagar cualquier otra cantidad o reembolsar al Banco las cantidades pagadas por dichos conceptos, se aumentaran los pagos por intereses adeudados a partir de la fecha de tal pago en la cantidad necesaria para que, una vez cumplidas las obligaciones por los conceptos indicados, el Banco reciba en forma integra las cantidades establecidas en el presente contrato de credito. La deudora tambien debera proporcionar al Banco, en el plazo arriba indicado, copia autentica de las constancias de haber negociado las divisas derivadas de este prestamo por medio del sistema bancario nacional o entidades autorizadas por la Junta Monetaria de Guatemala para operar el cambio de divisas. En el caso que la deudora no cumpla con alguno de los pagos citados y que como consecuencia el Banco se encuentre obligado a efectuar los mismos, aquella reembolsara al Banco dentro de los tres (3) dias habiles siguientes de haber sido avisada que el Banco ha efectuado uno, varios o todos esos pagos, las cantidades que por dichos conceptos haya pagado, mas intereses a razon de una tasa igual a la pactada para el importe del credito, y en su caso, los gastos y comisiones causados. TERCERA:
DE LA PROPIEDAD DE LOS BIENES QUE SE DARAN EN PRENDA: El senor MICHAEL EDWARD ASCOLI GIRON, en representacion de la entidad PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, declara bajo juramento y advertido por el Infrascrito Notario de las penas relativas al delito de perjurio, que su representada, PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, es la unica propietaria de las siguientes Empresas Mercantiles: a) PRICESMART PLAZA, ubicada en la sexta avenida cero guion setenta y nueve de la zona cuatro, ciudad de Guatemala (6ta Avenida 0-79, zona 4) registrada bajo el numero doscientos treinta y cinco mil cuatrocientos noventa y cuatro (235,494), folio doscientos treinta y seis (236), libro ciento noventa y siete (197) de Empresas Mercantiles, expediente numero dieciocho mil ciento noventa y tres guion dos mil (18,193-2000); y b) PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, ubicada en la veintiuna avenida siete guion noventa de la zona once, ciudad de Guatemala (21 Avenida 7-90, zona 11) registrada bajo el numero ciento noventa mil doscientos vientisiete A (190,227 A), folio noventa (90),

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libro ciento cincuenta y cinco (155) de Empresas Mercantiles, expediente numero veintiocho mil novecientos treinta y cuatro guion mil novecientos noventa y ocho (28,934-1998 ). Manifiesta el senor MICHAEL EDWARD ASCOLI GIRON,en la calidad con que actua: a) Que acredita la propiedad de las Empresas Mercantiles propiedad de PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, mediante la presentacion al Infrascrito Notario, de los documentos consistentes en Certificaciones emitidas por el Registro Mercantil General de la Republica de fechas veintinueve de noviembre y cinco de diciembre del ano en curso, referentes a las Empresas Mercantiles descritas e identificadas en los incisos "a" y "b" de esta clausula, en las que se establece que la propietaria de estas es PRICESMART (GUATEMALA), SOCIEDAD ANONIMA; b) Que todos los impuestos de cualquier clase que existen actualmente y que estan vigentes, que los cargos e impuestos contra todas y cada una de las Empresas Mercantiles exigidos por cualquier autoridad gubernamental de la Republica de Guatemala o cualquier autoridad politica o fiscal, han sido completa y finalmente pagados o provisionados, especialmente el Impuesto a las Empresas Mercantiles y Agropecuarias; c) Que las Empresas Mercantiles propiedad de su representada, PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, se encuentran libres y sobre ellas no pesan gravamenes, anotaciones, arrendamientos, impedimentos, embargos, cargas, derechos en contra, prenda, uso o usufructo o limitaciones que pudieran afectar derechos de terceros, excepto la prenda constituida sobre inventario variable no perecedero consistente en mercaderia, que garantiza el ciento veinticinco por ciento del margen del prestamo con Banco Uno, por el monto de dos millones de dolares de los Estados Unidos de America. Agrega el senor MICHAEL EDWARD ASCOLI GIRON que las declaraciones hechas corresponden a los bienes pignorados. El Notario le advierte las responsabilidades civiles y penales en que incurre en caso que las anteriores declaraciones no esten apegadas a la verdad. CUARTA: CONSTITUCION DE PRENDA DE EMPRESAS MERCANTILES. a) El senor MICHAEL EDWARD ASCOLI GIRON, manifiesta que su representada, PRICESMART (GUATEMALA), SOCIEDAD ANONIMA constituye a favor de CITIBANK, N.A., en garantia del pago de la totalidad de las obligaciones aqui contraidas por la entidad PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, incluyendo capital, intereses, costas, gastos

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de cobranza y cualesquiera otras obligaciones exigibles en virtud de la ley y de este contrato PRIMERA, UNICA Y ESPECIAL PRENDA sobre las Empresas Mercantiles propiedad de su representada, descritas e identificadas en los incisos "a" y "b" de la clausula tercera inmediata anterior de este instrumento, asi como sobre todos los frutos y rendimientos que produzcan dichas Empresas Mercantiles. Ademas, declara en nombre de su representada, que en la prenda se incluyen todos los elementos de las Empresas Mercantiles, los inventarios, todos los activos y todas las cuentas por cobrar ordinarias y extraordinarias de PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, (especialmente cuentas por cobrar derivadas de titulos de credito) que de hecho y por derecho le corresponde a PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, asi como a sus citadas Empresas Mercantiles; agrega que, de conformidad con el articulo seiscientos cincuenta y cinco (655) del Codigo de Comercio, se entiende por Empresa Mercantil el conjunto de trabajo, de elementos materiales y de valores incorporeos coordinados, para ofrecer al publico con proposito de lucro o de manera sistematica, bienes o servicios. Asimismo, la prenda de Empresa Mercantil incluye todos los elementos que establece el articulo seiscientos cincuenta y siete (657) del Codigo de Comercio. Continua manifestando MICHAEL EDWARD ASCOLI GIRON, en la calidad con que actua, que su representada, PRICESMART (GUATEMALA), SOCIEDAD ANONIMA ha pactado expresamente con el Citibank, N.A., que la prenda de Empresas Mercantiles, tambien comprende las patentes de invencion, los secretos de fabricacion y del negocio, las exclusivas y las concesiones, asi como todos los registros mantenidos en relacion con los BIENES PIGNORADOS, incluyendo cualquiera y todos los diarios, libros, registros de operacion, ventas y mantenimiento y otra informacion relacionada con estos, asi como todos los derechos, titulos e intereses de PRICESMART (GUATEMALA), SOCIEDAD ANONIMA con los bienes pignorados, todas las autorizaciones, permisos, ordenanzas, consentimientos, privilegios, inmunidades, licencias y derechos de toda clase, descripcion y caracteres, opciones, registro, inspecciones, documentos que actualmente o en el futuro sean propiedad o controlados por PRICESMART (GUATEMALA), SOCIEDAD ANONIMA para uso en conexion con la vigencia, el uso, operacion y mantenimiento de los BIENES PIGNORADOS y todo lo demas anteriormente indicado. Queda entendido entre las partes del presente

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contrato que la deudora no tendra limitacion o impedimento para la compra y venta de productos asi como para todas las operaciones que sean del giro ordinario de las Empresas Mercantiles; b) Saldo Insoluto. Las partes convienen que MICHAEL EDWARD ASCOLI GIRON en representacion de GRUPO SOLID, S.A. (constituida con iniciales), y Pricemart (Guatemala), Sociedad Anonima, responderan con todos sus bienes presentes y futuros por cualquier saldo insoluto que pudiere dejar la prenda, de forma mancomunada y solidaria; c) Deposito. Los contratantes designan como depositario de los bienes pignorados a PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, quien a traves de su representante legal, Michael Edward Ascoli Giron, manifiesta que esta enterado de las obligaciones inherentes a ese cargo, y que lo acepta desempenar gratuitamente. El depositario declara que esta en efectiva y total posesion de las Empresas Mercantiles pignoradas. Asimismo, expresa que se compromete a permitir que las personas o entidades designadas por el Banco puedan en cualquier tiempo inspeccionar el estado de las mismas y si se encontraren sufriendo dano o deterioro o no se les este prestando debida atencion y mantenimiento o se encuentren en estado de abandono, todo a juicio del Banco, este podra acudir a un Juez para solicitar que le substituya inmediatamente en el cargo de depositario, solicitud que se resolvera de plano, sin formar articulo, previa y unica audiencia al interesado. En caso de ejecucion, el depositario podra ser removido por el juez mediante simple solicitud en tal sentido por parte del Banco. En este caso, se nombrara como depositario a la persona que este proponga. El depositario que se designe a solicitud del Banco, estara exento de la prestacion de cualquier fianza o garantia para el desempeno de su cargo. d) La Deudora queda obligada a responder por saneamiento por eviccion y por vicios ocultos de los bienes afectados con la prenda. e) Seguro. La Deudora se obliga a contratar y mantener vigente durante el plazo del contrato y sus prorrogas, y en todo caso hasta el pago efectivo del capital, intereses, comisiones, recargos, gastos y cualquier otra cantidad debida de conformidad con este contrato, un seguro con cualquiera de las aseguradoras autorizadas para operar en el pais - que previamente haya sido aceptada expresamente por el Banco - por las cantidades y contra los riesgos que puedan afectar al bien o los bienes pignorados que sean acostumbrados, incluyendo caso fortuito, fuerza mayor y dano malicioso, extremos que, en caso de discrepancia entre las partes, seran

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determinados por el Banco. El seguro debera contratarse a favor del Banco como beneficiario del seguro y debera cubrir, como minimo el importe total del credito e intereses o el saldo adeudado de tiempo en tiempo. La Deudora debera proporcionar al Banco copia autentica de la poliza de seguro con todos sus endosos y documentos conexos en los que conste el monto deducible y demas condiciones del seguro. Ademas, debera enviar fotocopia autentica del recibo del pago de la prima y si esta fuere pagada en forma fraccionada, se obliga a enviar al Banco copia de los recibos dentro de los cinco (5) dias habiles siguientes a la fecha de pago fijada en la poliza. Tambien se compromete a enviar al Banco una constancia autentica suscrita por el representante legal de la aseguradora en el sentido de que en caso de siniestro, la indemnizacion sera pagada directamente al Banco, una vez se hayan deducido los pagos por tributos, comisiones y cualquier otro concepto que este legalmente obligada a cancelar la aseguradora antes de pagar la indemnizacion. La Deudora debera proporcionar al Banco los anteriores documentos dentro de los tres dias habiles siguientes de firmado este contrato y, si correspondiera hacer una renovacion o prorroga o cualquier modificacion y/o endoso del seguro durante el plazo del contrato, la entrega se hara dentro de los quince (15) dias habiles siguientes de la renovacion, prorroga, modificacion y/o endoso. Si a juicio del Banco el estimado del remanente de la eventual indemnizacion fuere insuficiente para cubrir el valor comercial de los bienes asegurados en caso de siniestro, por cualquier razon, la deudora contratara conforme a las instrucciones del Banco un seguro adicional por la diferencia o garantizara la misma constituyendo fianza u otra garantia a satisfaccion del Banco. En todo caso, si el Banco considerara por cualquier motivo o circunstancia que el seguro es insuficiente, o en caso de que la Deudora no contrate y/o mantenga vigente el seguro en la forma indicada, el Banco tendra el derecho, aunque no la obligacion, de solicitar y contratar el seguro por cuenta de la Deudora, quien por este acto autoriza dicha solicitud y contratacion. f) En tal virtud los otorgantes solicitan por este medio al Senor Registrador Mercantil General de la Republica, se sirva inscribir y anotar a favor de CITIBANK, N.A., la prenda de Empresas Mercantiles, de acuerdo al testimonio de la presente escritura, en las inscripciones registrales correspondientes de PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, y que se haga constar en el testimonio respectivo las prendas que por este acto se constituyen, asi como que estas

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ocupan el primer lugar. g) Por su parte, el senor Juan Antonio Miro Llort, en nombre y representacion de CITIBANK, N.A. acepta las prendas que por este acto se constituye a su favor. QUINTA: OTRAS ESTIPULACIONES. a) Se conviene que durante la vigencia del credito y hasta la total cancelacion de las cantidades adeudadas al Banco, la propietaria de los bienes no podra, sin contar con la autorizacion previa y escrita de este, enajenar, arrendar, gravar, constituir usufructo, ceder a cualquier titulo o gravar de nuevo las Empresas Mercantiles pignoradas, bajo sancion de nulidad de los actos o contratos que se celebren y sin perjuicio del derecho del Banco para dar por terminado anticipadamente el plazo del credito. b) Queda expresamente convenido que la prenda por este acto constituida permanecera vigente y surtira todos sus efectos hasta la efectiva cancelacion de la totalidad del credito y sus prorrogas. c) Mantenimiento de la Prenda. La Deudora se obliga a mantener las Empresas Mercantiles pignoradas en perfecto estado de operacion, conservacion y mantenimiento imponiendo igual obligaciones a sus empleados y dependientes. La Deudora comunicara al Banco, de inmediato, es decir, en el dia en que ocurra o el primer dia habil siguiente si ocurriese en un dia inhabil, la existencia de cualquier riesgo o menoscabo de cualquiera de los BIENES PIGNORADOS. SEXTA: DECLARACIONES Y OBLIGACIONES. Sin perjuicio de las demas declaraciones y obligaciones contraidas conforme a este contrato de credito, el representante legal de la deudora declara y asegura por este acto: a) Que su representada es una sociedad mercantil debidamente organizada, existente y en buen estado de solvencia de conformidad con las leyes de la Republica de Guatemala y que se obliga a conservar y mantener durante toda la vigencia del credito su existencia legal y personalidad juridica, asi como todos sus derechos, incluyendo privilegios, nombres comerciales, y a conducir sus negocios en una forma ordenada, eficiente y regular; b) que esa sociedad tiene capacidad para ser duena de sus propiedades y para llevar a cabo sus negocios en la forma que actualmente los lleva; c) que la ejecucion y cumplimiento de este contrato no contraviene ningun precepto legal o contractual que constituya un caso de incumplimiento de conformidad con otro contrato o instrumento en que su representada sea parte, o por obligacion que esta hubiere contraido, ni que le este prohibido por otra razon; d) Que los estados financieros de su representada para el ano fiscal que termino el treinta de junio del ano dos mil fueron preparados de conformidad

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con los principios de contabilidad generalmente aceptados y aplicados en una base consistente para el periodo especificado, y presentan razonablemente la situacion financiera de la deudora a la fecha de este contrato; e) Sin perjuicio de lo anterior, la Deudora se obliga a proporcionar al Banco sus estados financieros en cualquier tiempo que este lo solicite. En todo caso, se obliga a proporcionar al Banco dentro de los ciento veinte (120) dias calendario siguientes al cierre fiscal de cada uno de los anos durante el plazo del credito
o sus prorrogas y hasta la cancelacion total del credito, sus estados financieros para el ano correspondiente, incluyendo el balance general, estado de perdidas y ganancias, estados de cambios de capital de los accionistas y estado de cambios en la situacion financiera de la Deudora. Los estados financieros referidos correspondientes a cada ano fiscal se presentaran auditados por una firma de auditores y contadores publicos independientes de reconocido prestigio y aceptable para el Banco, y seran preparados de conformidad con los principios de contabilidad generalmente aceptados y calculados en una base consistente para los periodos especificados y presentaran razonablemente la situacion financiera de la Deudora a la fecha de los mismos. Si la Deudora fuere requerida por el Banco, debera proporcionar o poner a disposicion del Banco, a eleccion de este, los libros de actas, libros de contabilidad y el respaldo documental correspondiente, prestandole toda la colaboracion necesaria a los expertos que designe el Banco para la debida comprension de los mismos. De esa cuenta, dichos peritos podran entrevistarse con personas y funcionarios de la Deudora para que den explicaciones sobre su situacion financiera; f) La direccion registrada de la deudora es veintiuna avenida siete guion noventa de la zona once, ciudad de Guatemala, y que esta direccion corresponde exactamente a la ubicacion en donde se encuentran sus principales oficinas y sede de actividades; g) Que el contrato contenido en este instrumento obliga legalmente a la Deudora conforme a cada una de sus clausulas siendole exigible su cumplimiento; h) Expresa el representante legal de la Deudora que desde la fecha de los estados financieros y estado patrimonial presentados al Banco al solicitar el credito en mencion hasta el dia de hoy, no ha habido cambios materiales adversos en los activos, obligaciones (contingentes u otras), ni en la situacion financiera o negocios de la Deudora. Esta se obliga a proporcionar al Banco, dentro de los tres (3) dias habiles siguientes a la fecha en que tengan conocimiento de un cambio sustancial adverso en su situacion financiera, un informe detallado y preciso que contenga, por lo menos, la naturaleza del cambio, la obligacion u obligaciones que afecten la situacion o situaciones en mora en que se hubiere incurrido, el tiempo en que haya estado en mora, las medidas propuestas para remediar esa situacion y demas informacion relacionada con la situacion financiera adversa; i) La deudora se obliga a pagar puntualmente todos los impuestos, tasas, arbitrios, contribuciones o cualquier otro tributo al que estuviere obligada, salvo aquellos que de buena fe hubiere decidido impugnar, circunstancia que comunicaran al Banco inmediatamente, o por lo menos un dia antes del vencimiento del plazo para presentar la impugnacion. Cuando se trate de tributos que graven los bienes pignorados, y/o el contrato de credito, y con el proposito de comprobar que los mismos han sido debidamente pagados, la deudora se obliga a entregar al Banco dentro de los quince dias habiles siguientes de efectuado el pago, copia autentica de los recibos que acrediten el cumplimiento de dichas obligaciones. En el caso que la deudora no cumpla con alguno de los pagos citados en esta literal, autoriza desde ahora al Banco para hacer esos pagos por cuenta de ella, siempre que el Banco optare por hacerlo. En este evento, reembolsara al Banco dentro de los tres dias habiles siguientes de haber sido avisada que el Banco ha efectuado dicho pago, las cantidades que por dichos conceptos este haya pagado, mas intereses a razon de una tasa igual a la pactada para el importe del credito, y en su caso, los gastos y comisiones causados; j) Los bienes pignorados podran ser inspeccionados periodicamente por la persona o personas que designe el Banco, y en todo caso no menos de dos (2) veces al ano. La propietaria permitira a tales personas el acceso al lugar y les proporcionara la colaboracion y auxilio que le sea requerido para efectos de la inspeccion; k) La deudora mantendra vigentes los contratos y/o relaciones de trabajo o de servicios con el equipo gerencial actual, pudiendo sustituirlo unicamente con personal de iguales calidades o mejor calificado que el presente; l) Que no existe ningun litigio o procedimiento administrativo pendiente ante tribunal o autoridad o arbitros que pueda afectar en forma negativa o adversa la situacion financiera de la Deudora, ni la legitimidad, validez o exigibilidad de este contrato. La deudora informara al Banco en forma inmediata de cualquier asunto litigioso en que pudiere llegar a ser parte, y al dia siguiente de ser notificados de toda accion y/o diligencia judicial entablada en su contra. Tratandose de medidas precautorias, informara al Banco en forma inmediata al tener conocimiento de las mismas. Tambien informara al Banco de cualquier obligacion contingente que tuviere; m) La Deudora no contraera obligaciones hipotecarias, prendarias u otras obligaciones de cualquier naturaleza que conlleven gravamenes o limitaciones sobre sus bienes actuales o los que adquiera en el futuro, sin el consentimiento previo y escrito del Banco; n)
La Deudora cumplira todas las regulaciones, reglamentos, leyes, ordenes y en general, con las normas de toda naturaleza emitidas por autoridad competente que le sean aplicables; o) la Deudora dara pronto aviso en forma escrita al Banco, a mas tardar el dia siguiente de ocurrido, de cualquier incumplimiento acompanando una declaracion de la accion propuesta por la Deudora para remediar el incumplimiento; p) La Deudora no vendera, arrendara o de alguna forma dispondra de una porcion sustancial de sus activos en cualquier ejercicio fiscal excepto con el consentimiento previo y escrito del Banco; y
q) Al finalizar el periodo fiscal del ano dos mil uno, LA DEUDORA debe mantener y reflejar la siguiente situacion financiera: i) Que su Razon de cobertura de servicio de deuda sea en cualquier momento menor de uno punto cinco (1.5) a uno (1.00). Para el proposito del calculo de "Razon de
Cobertura de Servicio de Deuda" debera calcularse anualmente a partir del ultimo dia de cada ano fiscal de la Deudora para el periodo de un ano finalizando en la fecha de determinacion de este y debera definirse, como las ganancias de la Deudora antes de los intereses, tributos, depreciacion y amortizacion (EBITDA), sobre la suma de los pagos de intereses, capital, y la porcion corriente de la deuda de largo plazo (aquellos pagos de deuda que se van a hacer durante el periodo siguiente a aquel para el cual se llevo a cabo dicha determinacion, todo determinado de acuerdo con los principios contables generalmente aceptados y aplicados de forma consistente; ii) Que su Razon de Endeudamiento o Apalancamiento sea en cualquier momento no mayor de tres punto ocho (3.80) a uno (1.00). Para el proposito de su calculo, debera definirse la "Razon de Endeudamiento", como el total de pasivos de la Deudora (incluyendo las obligaciones debidas a la casa matriz, PriceSmart Inc. y cualquier otra empresa relacionada a la casa matriz), sobre las ganancias de la Deudora antes de los intereses, tributos, depreciacion y amortizacion (EBITDA), todas segun se determina de acuerdo con los principios contables generalmente aceptados y aplicados de forma consistente; y iii)Que el nivel maximo del total de deuda de la Deudora, sobre las ganancias de la Deudora antes de los intereses, tributos, depreciacion y amortizacion (EBITDA), no puedan ser en cualquier momento mayor de dos punto cinco (2.5) a uno (1.00). Para el proposito de su calculo, debera definirse "Total de deuda" como deuda a los bancos, deudas a corto y largo plazo, mas cualquier otro monto adeudado a PriceSmart Inc. y cualquier otra empresa relacionada a la casa matriz. SEPTIMA:
INCUMPLIMIENTO Y TERMINACION PREMATURA: El Banco podra, a su discrecion, dar por vencido el plazo del contrato en forma prematura y exigir el pago de capital, intereses, gastos y en su caso, costas judiciales asi como cualquier obligacion
o pago adeudado conforme este contrato, en el evento de suceder cualquiera de los supuestos siguientes: a) Si la deudora incumple con pagar intereses o capital, gastos o comisiones al Banco cuando sean debidos o pagaderos, sea a su vencimiento o en cualquier fecha fijada para su pago; b) Por incumplimiento de la deudora a cualquiera de las obligaciones que asumio en este contrato de credito, o de aquellas que conforme a la ley le corresponde asumir; c) Por incumplimiento de la deudora PRICESMART (GUATEMALA), SOCIEDAD ANONIMA, de cancelar en su totalidad, el credito bancario otorgado por Banco Uno, Sociedad Anonima, por la cantidad de hasta dos millones de dolares de los Estados Unidos de America, en la fecha de su vencimiento, marzo diecinueve del ano dos mil uno;
d) Cuando ocurra un cambio material adverso en la condicion financiera o en los negocios de la deudora, que a opinion del Banco, afecte su garantia o incrementare su riesgo; e) Cuando ocurra un cambio material en la situacion politica, economica, monetaria o de cualquier otra indole en la Republica de Guatemala que en opinion del Banco, incremente su riesgo; f) Si la deudora fuere objeto de demanda, embargo, secuestro o intervencion, o si fuese declarada en quiebra o si promueve concurso voluntario de acreedores o se entabla en su contra concurso forzoso de acreedores o quiebra; g) Si cualquiera de los bienes de la deudora, pero especialmente los muebles pignorados, sufre tal depreciacion
o merma que ya no constituyen respaldo suficiente al Banco, salvo que esta ofrezca y efectivamente constituya una garantia que sea satisfactoria para el Banco; h) Si la deudora reduce su capital, amortiza o adquiere sus propias acciones, entra en disolucion, liquidacion, se fusiona por absorcion o por consolidacion en o con otra persona sin previo conocimiento y aprobacion del Banco; i) Si la asamblea de accionistas de la deudora acuerda distribuir dividendos en cada periodo fiscal, ya sea que provengan de las utilidades corrientes,

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retenidas y/o acumuladas por un monto superior a la cantidad equivalente al sesenta por ciento (60%) de su ingreso neto anual positivo; j) Si la deudora enajena una parte sustancial de sus bienes a cualquier otro titulo sin autorizacion previa del Banco; k) Si la Deudora no cumpliera con el pago de cualquier otra deuda incluyendo capital, intereses, primas o comisiones o incumpliera en cualquier otra forma sus obligaciones a su cargo y a favor del Banco, sea al vencimiento de su plazo natural o en caso de vencimiento anticipado; l) Si la Deudora incumpliera con el pago de cualquier otra deuda contraida con terceros a medida que se hagan exigibles, si cesa en el pago de sus obligaciones o si efectua una cesion general a favor de sus acreedores; m) Si se dictara alguna sentencia u orden contra la Deudora exigiendo el pago de mas de la cantidad de UN MILLON DE DOLARES DE LOS ESTADOS UNIDOS DE AMERICA ($1,000,000.00), o su equivalente en otra moneda; n) Si alguna autoridad gubernamental, judicial o de cualquier otro orden de la Republica de Guatemala inicia acciones para expropiar, secuestrar, o apoderarse de todos o una parte sustancial de los bienes de la deudora o de otra manera asume la custodia o control de sus bienes sea por intervencion o de otra forma y/o restringe, limita
o veda a la Deudora el manejo y facultad de controlar sus negocios; y o) Si la deudora se fusionara con otra sociedad o si de cualquier otra forma transfiere las empresas mediante las cuales realiza sus actividades y lleva a cabo sus negocios. OCTAVA: AUTORIZACION PARA DEBITAR. Si el credito contra la Deudora es exigible en virtud de cualquier caso previsto como un incumplimiento por este contrato o por la ley, el Banco podra retener los bienes de la Deudora que se encuentren en su poder o estuvieren a su disposicion. Asimismo, si llegare a ocurrir el incumplimiento citado, la Deudora autoriza de manera irrevocable al Banco para debitar cualesquiera cuentas de depositos que esta mantenga con el Banco a efecto de extinguir cualquier deuda a su cargo, y hasta por el monto maximo necesario para extinguir las cantidades adeudadas. NOVENA: CESION. La deudora acepta y reconoce expresamente que el Banco podra ceder, gravar o negociar en cualquier forma sus derechos derivados del credito y sobre las garantias prendarias, sin necesidad de previo ni posterior aviso o consentimiento de la Deudora, debiendo unicamente notificarle el nombre del nuevo acreedor y el lugar en que debera efectuar los pagos tanto de capital como de intereses. La Deudora no podra ceder o transferir los derechos y obligaciones

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que le corresponde de acuerdo con este contrato, ni directa ni indirectamente sin el previo consentimiento del Banco. DECIMA: RENUNCIAS. Ninguna falta o retraso del Banco en el ejercicio de cualquier derecho o facultad que le corresponda conforme a este contrato, producira efectos de una renuncia de los mismos. Tampoco impedira por ese mismo motivo cualquier otro derecho o futuro ejercicio de tales derechos o de una facultad, accion, pretension, excepcion ni recurso. Asimismo no sucedera ese efecto por el parcial ejercicio de ellos. Los derechos, acciones, pretensiones, excepciones y recursos establecidos en este contrato no excluyen cualesquiera otros previstos por la ley. DECIMA PRIMERA:
HONORARIOS Y GASTOS. Los honorarios y gastos que se causen con motivo del presente negocio y de la inscripcion de la prenda en el Registro Mercantil General de la Republica asi como los judiciales y extrajudiciales relacionados con su cobro, seran por cuenta de la deudora. DECIMA SEGUNDA: LEY SUSTANTIVA APLICABLE. Este contrato sera regulado, gobernado e interpretado de conformidad con las leyes de la Republica de Guatemala. DECIMA TERCERA: EFECTOS PROCESALES. La Deudora reconoce como titulo ejecutivo perfecto e inobjetable el testimonio de la presente escritura, renuncia al fuero de su domicilio y se somete expresamente a la competencia de los tribunales del Departamento de Guatemala, Republica de Guatemala, que elija el Banco. Asimismo, la Deudora acepta como liquida, exigible y de plazo vencido la cantidad que el Banco le demande y como buenas y exactas las cuentas que el Banco le presente, con relacion a este credito. b) La Deudora exime al Banco de la obligacion de prestar fianza, garantia o contragarantia para el ejercicio de sus derechos o derivado de una medida precautoria. c) Para efectos de este contrato, la Deudora fija y senala como lugar para recibir notificaciones, citaciones, comunicaciones y correspondencia la direccion indicada en la clausula sexta del presente instrumento, y se obliga a comunicar por escrito al Banco cualquier cambio que de ella tuviere en el entendido de que si no lo hace, se consideraran validas y bien hechas todas las comunicaciones, citaciones y notificaciones que se envien, practiquen o se hagan en dicha direccion. DECIMA CUARTA: SUSTITUCION DE OTROS CONVENIOS. Este contrato y cualesquiera otros documentos suscritos como resultado o en cumplimiento de los mismos, expresan el entendimiento completo de las partes respecto a los negocios juridicos que han celebrado las partes en este instrumento. Toda prorroga, modificacion,

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ampliacion, novacion, renuncia de derechos y terminacion debera hacerse con la autorizacion y aprobacion escrita del Banco. DECIMA QUINTA: DIVISIBILIDAD. Si cualquier convenio del credito o de este contrato o la aplicacion de los mismos a cualquier persona, por cualquier circunstancia se considerara invalido, nulo, ineficaz o por cualquier otro motivo impida que surta sus efectos legales, dicha invalidez, nulidad, ineficacia o impedimento no afectara ningun otro convenio que pueda surtir efectos sin el convenio afectado. Para tal fin, los acuerdos, convenios, derechos y obligaciones contenidos en este contrato de credito seran divisibles. DECIMA SEXTA: SENTENCIA O AUTO: Si con el proposito de obtener una sentencia o auto final es necesario convertir los montos adeudados en Dolares de los Estados Unidos de America a otra moneda de conformidad con este contrato, las partes convienen que el tipo de cambio a ser utilizado sera aquel conforme al cual permita al Banco adquirir las divisas adeudadas de conformidad con procedimientos bancarios normales el dia habil anterior a aquel en que se dicte sentencia definitiva, o tratandose de la ejecucion en la via de apremio, el dia habil anterior a aquel en que se dicte el auto que resuelva en definitiva el proyecto de liquidacion de la deuda y las costas procesales. Sin perjuicio de que una sentencia o auto sea dictado en moneda que no sea Dolares de los Estados Unidos de America, la obligacion de la Deudora con respecto a cualquier suma adeudada al Banco de conformidad con este contrato sera considerada pagada solo si en el dia habil siguiente al dia en que el Banco haya recibido en esa otra moneda, algun monto tomado por el tribunal como adeudado bajo el presente contrato, el Banco puede de acuerdo con los procedimientos bancarios normales, comprar dolares de los Estados Unidos de America con esa otra moneda que satisfagan total o parcialmente lo adeudado. Si la deuda fuere satisfecha solo parcialmente en virtud de que los Dolares de los Estados Unidos de America asi comprados resultan de menor monto que la suma originalmente adeudada al Banco de conformidad con este contrato, la Deudora acuerda, como una obligacion diferente e independientemente de tal sentencia o auto, indemnizar al Banco por la diferencia que resulte entre los Dolares adquiridos y la cantidad efectivamente adeudada conforme a este contrato. DECIMA SEPTIMA: ACEPTACION. Los otorgantes, en la calidad con que actuan, manifiestan la aceptacion a las clausulas y estipulaciones de este instrumento. Yo, el Notario, DOY FE: a) de todo lo expuesto; b) que he tenido a la vista

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la documentacion relacionada, y las certificaciones emitidas por el Registro
Mercantil General de la Republica, en que consta que los bienes muebles pignorados pertenecen a la Deudora; y c) que he leido lo escrito a los otorgantes, quienes despues de hacerlo personalmente, enterados de su contenido, objeto, validez, efectos legales y obligacion de registro, ratifican, aceptan y firman juntamente con el Infrascrito Notario.